SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) December 22, 2004
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                         VELOCITY ASSET MANAGEMENT, INC.
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               (Exact name of registrant as specified in Charter)



          Delaware                      000-161570               65-0008442
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(State of other Jurisdiction of    (Commission file no.)      (IRS employer
       incorporation)                                       identification no.)






       48 S. Franklin Turnpike, 3rd Floor, Ramsey, NJ             07446
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          (Address of Principal Executive Offices)              (Zip Code)


        Registrant's telephone number, including area code (201-760-1030)
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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Item 1.01.  Entry into a Material Definitive Agreement

         On December 22, 2004, we sold 928,503 Units to 16 accredited investors in a second closing of the private transaction previously reported on a Form 8-K filed on October 7, 2004. Each unit is comprised of one share of our common stock and a warrant to purchase one-fifth of one share of our common stock for $2.50 per share exercisable during the next five years. The investors paid $1.50 per Unit, for aggregate gross proceeds of $1,392,755.

         The details of the sale of the Units, including all information required by Item 1.01. of this Current Report on Form 8-K (this "Report"), are set forth in Item 3.02. " Unregistered Sales of Equity Securities " below, the contents of which are incorporated by reference herein.


Item 3.02.  Unregistered Sales of Equity Securities

         On December 22, 2004, we sold 928,503 Units to 16 accredited investors in a second closing of the private transaction. Each unit is comprised of one share of our common stock and a warrant to purchase one-fifth of one share of our common stock for $2.50 per share exercisable during the next five years. The investors paid $1.50 per Unit, for aggregate gross proceeds of $1,392,755.

         This sale was the second closing of a private placement of up to 3,500,000 Units authorized by our board of directors.

         We agreed to register the resale of the shares of common stock issued in connection with the sale of the Units and the shares issuable upon the exercise of the warrants issued in connection with the sale of the Units. If we fail to do so within 180 days of November 30, 2004, then each investor will receive additional shares of common stock at the rate of 1% of the number of shares of common stock included in the Units purchased by such investor per full month thereafter that such registration statement is not effective.

         We sold the Units pursuant to certain exemptions from registration provided by Rule 506 of Regulation D and Section 4(2) of the Securities Act of 1933, as amended.

Item 9.01.  Financial Statements and Exhibits

         (a)      Not Applicable.

         (b)      Not Applicable.

         (c)      Exhibits.

         Listed below is the only exhibit to this Current Report on Form 8-K.

Exhibit
Number            Description
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4.1               Form of Subscription Agreement*

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*Incorporated by reference to Registrant's Form 8-K filed on October 7, 2004
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          VELOCITY ASSET MANAGEMENT, INC.



                                          /s/ JOHN C. KLEINERT
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                                          John C. Kleinert
                                          Chief Executive Officer


                            Dated: December 23, 2004